June 28, 2013

CHASE MID-CAP GROWTH FUND

Class N
Institutional Class

A series of Advisors Series Trust (the “Trust”)

Supplement to the Prospectus dated January 28, 2013
and to the Statement of Additional Information (“SAI”)
Dated January 28, 2013, as supplemented March 26, 2013

•   Effective June 30, 2013, the Chase Mid-Cap Growth Fund’s expense cap on net annual fund operating expenses will be reduced from 1.48% to 1.43% of the Class N’s average daily net assets and from 1.23% to 1.18% of the Institutional Class’s average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses.  This contractual reduction will be in effect for a minimum term of one year and any future increase requires the prior approval of the Trust’s Board of Trustees and notice to shareholders.

In connection with this reduction, the “Fees and Expenses of the Fund” section on page 1 of the Summary Prospectus and page 6 of the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Growth Fund.
	Class N	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption Fees (as a percentage of amount redeemed on shares held for 60 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Other Expenses (includes Shareholder Servicing Plan Fees)	1.02%	0.77%
Shareholder Servicing Plan Fees0.25%	0.25%	0.00%
Total Annual Fund Operating Expenses	1.77%	1.52%
Less: Fee Waiver and/or Expense Reimbursement(1)	-0.34%	-0.34%
Net Annual Fund Operating Expenses	1.43%	1.18%
(1)
Chase Investment Counsel Corporation (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay Fund expenses (excluding acquired fund fees and expenses (“AFFE”), leverage interest, taxes and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses for the Mid-Cap Growth Fund Class N and Institutional Class to 1.43% and 1.18% of the Fund’s average daily net assets, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least June 30, 2014, and may be terminated only by the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”).  The Adviser may request recoupment of previously waived fees and expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

	1 Year	3 Years	5 Years	10 Years
Class N	$146	$524	$928	$2,056
Institutional Class	$120	$447	$797	$1,784

Portfolio Turnover. The Mid-Cap Growth Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 115.0% of the average value of its portfolio.

•   All other references contained in the Prospectus and SAI to the Fund’s previous annual expense caps of 1.48% for Class N and 1.23% for the Institutional Class are hereby superseded by the information contained in this Supplement.

Please retain this Supplement with your Prospectus and SAI.